Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Sutton Funding LLC 745 7th Avenue New York, New York 10019

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of home improvement loans in connection with the proposed offering of HOMEE 2026-1 Barclays Loan Trust, Home Improvement Loan Backed Notes, Series 2026-1. Sutton Funding LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Barclays Capital Inc. (“Barclays” and together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 3, 2026, at the instruction of Barclays, on behalf of the Company, we accessed the “Company Website” (https://via.intralinks.com/index.html#workspaceDetail/16401387/27592950458/27688940308) and obtained a computer-generated home improvement loan data file and related record layout containing data, as represented to us by the Company, as of the close of business on August 31, 2026, with respect to 50,879 home improvement loans (the “Statistical Data File”).

At the Company’s instruction, we randomly selected 200 home improvement loans from the Statistical Data File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the home improvement loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.	Contract ID (for informational purposes only)	13.	Issuer originated asset (Y/N)
2.	State of contract	14.	Re-amortized payment
3.	City	15.	Target balance date
4.	Zip code	16.	Current monthly payment
5.	Payment frequency	17.	ACH Payment (Y/N)
6.	Rate	18.	FICO score
7.	Original term (months) (origination)	19.	Installer name
8.	Original loan amount	20.	Current loan balance
9.	Deferral period	21.	Remaining term of contract (months)
10.	Loan product	22.	Number of days past due
11.	First payment due date	23.	UCC filing status
12.	Last payment due date	24.	Remaining term to target balance date (months)

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 11. through 15. to the corresponding information set forth on or derived from the “Welcome Letter.”

We compared Characteristics 16. through 23. to the corresponding information set forth on or derived from electronic data files from GoodLeap’s loan systems, delivered by GoodLeap, LLC (“GoodLeap”), on behalf of the Company, as of August 31, 2026 (the “System File”).

With respect to our comparison of Characteristic 24., we recomputed the remaining term to target balance date as the number of months between (i) August 31, 2026 and (ii) the target balance date (as set forth on the Welcome Letter). We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 8., differences of $0.01 or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 11., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the first payment due date set forth on the Statistical Data File when compared to the first payment due date set forth on the Welcome Letter. For these Sample Loans, we were instructed to perform an additional procedure and compare the first payment due date set forth on the Statistical Data File to the first payment due date set forth on screen shots from GoodLeap’s servicing system (the “Servicing System Screen Shots”);

•	with respect to our comparison of Characteristic 12., for the Sample Loans indicated in Appendix B, we observed a difference with respect to the last payment due date set forth on the Statistical Data File when compared to the last payment due date set forth on the Welcome Letter. For these Sample Loans, we were instructed to perform an additional procedure and compare the last payment due date set forth on the Statistical Data File to the last payment due date set forth on the Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 14., for the Sample Loans indicated in Appendix C, we observed a difference with respect to the re-amortized payment set forth on the Statistical Data File when compared to the re-amortized payment set forth on the Welcome Letter. For these Sample Loans, we were instructed to perform an additional procedure and compare the re-amortized payment set forth on the Statistical Data File to the re-amortized payment date set forth on the Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 15., differences of one day or less are deemed to be “in agreement” and;

•	with respect to our comparison of Characteristic 24., differences of one month or less are deemed to be “in agreement.”

The home improvement loan documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of GoodLeap, on behalf of the Company, and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on Statistical Data File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the home improvement loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the home improvement loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 30, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 30, 2026.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 11. for the following Sample Loans:

24-07-215875
24-09-182991
24-11-213680
25-08-003621
25-09-027791

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 30, 2026.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 12. for the following Sample Loans:

23-01-162739
23-01-170946
23-02-163251
23-05-166339
23-06-163167
23-09-170670
23-14-171857
24-02-188277
24-03-216545
24-07-215875
24-08-215351
24-11-213680
24-12-178195
24-12-212358
25-08-003621
25-09-027791

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 30, 2026.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 14. for the following Sample Loans:

24-08-215351
24-14-181612
24-15-215649

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.